                               The Legends Fund, Inc.

                                   Annual Report

                                   June 30, 1998


                                      Contents

President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . .  2
Financial Statements, Financial Highlights, and Schedules of
     Investments:
          Harris Bretall Sullivan & Smith Equity Growth Portfolio. . . .  3
          Scudder Kemper Value Portfolio . . . . . . . . . . . . . . . .  7
          Zweig Asset Allocation Portfolio . . . . . . . . . . . . . . . 12
          Zweig Equity (Small Cap) Portfolio . . . . . . . . . . . . . . 19
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . 27
Portfolio Performance. . . . . . . . . . . . . . . . . . . . . . . . . . 33













THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR ARM SECURITIES CORPORATION, THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                     [LETTERHEAD]


This 1998 Annual Report highlights a fine period for The Legends Fund, Inc. (the "Fund"). We thank all of our current investors and wish to extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios for the fiscal years ended June 30, 1998 and 1997, respectively, are listed below:



                                                                              YEAR ENDED JUNE 30,
                                                                              ------------------
                          PORTFOLIO                                              1998     1997
------------------------------------------------------------------------------------------------
Harris Bretall Sullivan & Smith Equity Growth                                   29.11%   30.23%
Scudder  Kemper  Value  (formerly  known  as Dreman Value and Zurich Kemper)    23.36%   33.78%
Zweig Asset Allocation                                                          21.38%   18.63%
Zweig Equity (Small Cap)                                                        23.72%   20.37%

Included in this Annual Report is detailed information of the investment holdings of each portfolio as of June 30, 1998, as well as other financial information.

The Portfolios registered solid performance. The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objective.

Thank you for your continued confidence. If you have any questions, please feel free to contact us at your convenience.


Sincerely,



Edward J. Haines
President
The Legends Fund, Inc.

                            Report of Independent Auditors


The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value (formally known as Dreman Value and Zurich Kemper Value), Zweig Asset Allocation and Zweig Equity (Small Cap) portfolios), including the schedules of investments, as of June 30, 1998, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 1998 and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



                                                       /s/ Ernst & Young LLP



Kansas City, Missouri
August 5, 1998

              Harris Bretall Sullivan & Smith Equity Growth Portfolio

                        Statement of Assets and Liabilities

                                   June 30, 1998


ASSETS
  Investments in securities, at value (cost $24,988,958)--See accompanying schedule      $38,079,627
  Dividends and interest receivable                                                           16,566
                                                                                         -----------
     Total assets                                                                         38,096,193

LIABILITIES
  Payable for investment securities purchased                                                394,966
  Cash overdraft                                                                               6,796
  Accounts payable and accrued expenses                                                       32,543
                                                                                         -----------
     Total liabilities                                                                       434,305
                                                                                         -----------

NET ASSETS                                                                               $37,661,888
                                                                                         -----------
                                                                                         -----------

Net Assets consist of:
  Paid-in capital                                                                        $20,704,213
  Accumulated undistributed net realized gain on investments                               3,867,006
  Net unrealized appreciation on investment securities                                    13,090,669
                                                                                         -----------

NET ASSETS, for 1,783,993 shares outstanding                                             $37,661,888
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, offering and redemption price per share                                 $     21.11
                                                                                         -----------
                                                                                         -----------


                               Statement of Operations

                               Year Ended June 30, 1998


INVESTMENT INCOME
  Dividends                                                                              $   256,173
  Interest                                                                                    51,005
                                                                                         -----------
     Total investment income                                                                 307,178

EXPENSES
  Investment advisory and management fees                                                    199,561
  Custody and accounting fees                                                                 88,849
  Professional fees                                                                            8,150
  Directors' fees and expenses                                                                 4,898
  Other expenses                                                                               8,745
                                                                                         -----------
     Total expenses                                                                          310,203
                                                                                         -----------
Net investment loss                                                                           (3,025)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                                         3,870,031
  Change in unrealized appreciation on investment securities                               4,234,149
                                                                                         -----------
                                                                                         -----------
Net gain on investments                                                                    8,104,180
                                                                                         -----------

Net increase in net assets resulting from operations                                     $ 8,101,155
                                                                                         -----------
                                                                                         -----------

SEE ACCOMPANYING NOTES.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                      Statement of Changes in Net Assets


                                                                                                YEAR ENDED JUNE 30,
                                                                                             1998                1997
                                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                                             $    (3,025)         $   35,592

  Net realized gain on investments                                                         3,870,031           2,143,586
  Change in net unrealized appreciation                                                    4,234,149           4,406,962
                                                                                         -------------------------------
    Net increase  in net assets resulting from operations                                  8,101,155           6,586,140


Distributions to shareholders from:
  Net investment income                                                                      (35,592)             (5,649)
  Net realized gain                                                                       (2,143,586)         (1,737,610)
                                                                                         -------------------------------
  Total distributions to shareholders                                                     (2,179,178)         (1,743,259)


Capital share transactions:
  Proceeds from sales of shares                                                           12,618,333           5,927,647
  Proceeds from reinvested distributions                                                   2,179,178           1,743,259
  Cost of shares redeemed                                                                (11,872,273)         (7,509,523)
                                                                                         -------------------------------
    Net increase in net assets resulting from share transactions                           2,925,238             161,383
                                                                                         -------------------------------

Total increase in net assets                                                               8,847,215           5,004,264


NET ASSETS
Beginning of period                                                                       28,814,673          23,810,409
                                                                                         -------------------------------

End of period (including undistributed net investment
  income of $35,592 at June 30, 1997)                                                    $37,661,888         $28,814,673
                                                                                         -------------------------------
                                                                                         -------------------------------
OTHER INFORMATION
Shares:
  Sold                                                                                       650,111             394,049
  Issued through reinvestment of distributions                                               118,950             119,672
  Redeemed                                                                                  (629,133)           (512,893)
                                                                                         -------------------------------
    Net increase                                                                             139,928                 828
                                                                                         -------------------------------
                                                                                         -------------------------------

SEE ACCOMPANYING NOTES.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Financial Highlights

                                                                          YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------------------
                                                1998            1997            1996             1995               1994
                                              ------------------------------------------------------------------------------
SELECTED PER-SHARE DATA

Net asset value, beginning of
period                                         $ 17.53         $ 14.49         $ 12.85         $  9.36           $  9.71
Income from investment
  operations:
   Net investment income (loss)                  - (a)            0.02            -(a)            0.01             (0.02)(b)
   Net realized and unrealized
     gain (loss) on investments                   4.90            4.13            1.74            3.48             (0.33)
                                              ------------------------------------------------------------------------------
   Total from investment
    Operations                                    4.90            4.15            1.74            3.49             (0.35)
Less distributions:
  From net investment income                     (0.02)          - (a)           (0.01)         -                 -
  From net realized gain                         (1.30)          (1.11)          (0.09)         -                 -
                                              ------------------------------------------------------------------------------
  Total distributions                            (1.32)          (1.11)          (0.10)         -                 -
                                              ------------------------------------------------------------------------------

Net asset value, end of period                 $ 21.11         $ 17.53         $ 14.49         $ 12.85           $  9.36
                                              ------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
TOTAL RETURN                                     29.11%          30.23%          13.59%          37.29%            (3.60%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                                   $37,662          28,815         $23,810         $16,393           $10,693
Ratio of expenses to average net
  assets                                          0.95%           1.03%           1.04%           1.05%             1.29%
Ratio of net investment income
  (loss) to average net assets                   (0.01%)          0.14%           0.03%           0.13%            (0.17%)
Portfolio turnover rate                             57%             46%             58%             31%               38%


(a)  Less than $0.01 per share.

(b) Net investment loss per share has been calculated using the weighted monthly average number of shares outstanding

                           Harris Bretall Sullivan & Smith

                               Schedule of Investments

                                                        NUMBER
                                                      OF SHARES      VALUE
                                                      ---------      -----
COMMON STOCKS (97.7%)

BUILDING MATERIALS & GARDEN SUPPLIES (2.4%)
   Home Depot, Inc.                                      11,000   $   913,688

BUSINESS SERVICES (11.9%)
   Autodesk, Inc.                                        19,000       732,214
   Automatic Data Processing, Inc.                       11,500       838,063
   Cendant Corporation (a)                               24,000       501,000
   Microsoft Corporation (a)                              9,000       975,656
   Oracle Corporation (a)                                29,000       711,406
   The Interpublic Group of Companies, Inc.              13,000       788,938
                                                                  -----------
                                                                    4,547,277
CHEMICAL & ALLIED PRODUCTS (17.2%)
   Abbott Laboratories                                   20,400       833,850
   Bristol-Meyers Squibb Company                          7,300       839,044
   Colgate-Palmolive Company                              9,300       818,400
   Gillette Company                                      12,600       714,263
   Merck & Company, Inc.                                  5,900       789,125
   Pfizer, Inc.                                           7,800       847,763
   Schering-Plough                                        9,700       888,763
   The Procter & Gamble Company                           8,900       810,455
                                                                  -----------
                                                                    6,541,663
DEPOSITORY INSTITUTIONS (6.2%)
   Bankamerica Corporation                                8,900       769,293
   Citicorp                                               5,500       820,875
   Norwest Corporation                                   21,000       784,875
                                                                  -----------
                                                                    2,375,043
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (8.1%)
   General Electric Company                               8,900       809,900
   Intel Corporation                                     11,300       837,259
   Linear Technology Corporation                          9,900       597,094
   Tellabs, Inc. (a)                                     11,900       851,966
                                                                  -----------
                                                                    3,096,219
FABRICATED METAL PRODUCTS (2.1%)
   Illinois Tool Works, Inc.                             12,000       800,250

FOOD & KINDRED PRODUCTS (4.1%)
   Coca-Cola Company                                     10,000       855,000
   Pepsico, Inc.                                         17,500       720,781
                                                                  -----------
                                                                    1,575,781
FOOD STORES (4.4%)
   Starbucks Corporation (a)                             17,800       950,631
   The Kroger Company                                    16,600       711,725
                                                                  -----------
                                                                    1,662,356
GENERAL MERCHANDISE STORES (5.1%)
   Dayton Hudson Corporation                             19,700       955,450
   Wal-Mart Stores, Inc.                                 16,100       978,075
                                                                  -----------
                                                                    1,933,525
INDUSTRIAL MACHINERY & EQUIPMENT (10.7%)
   Applied Materials, Inc.(a)                            26,700       788,484
   Cisco Systems, Inc. (a)                               10,500       966,984
   Compaq Computer Corporation                           29,900       848,413
   Dover Corporation                                     20,500       702,125
   Hewlett-Packard Company                               12,600       754,425
                                                                  -----------
                                                                    4,060,431

INSTRUMENTS & RELATED PRODUCTS (2.3%)
   Medtronic, Inc.                                       13,600       867,000

INSURANCE CARRIERS (2.3%)
   American International Group, Inc.                     6,125       894,250


                                                       NUMBER
                                                      OF SHARES       VALUE
                                                      ---------    ----------
COMMON STOCKS (CONTINUED)

MISCELLANEOUS MANUFACTURING INDUSTRIES (4.5%)
   Mattel, Inc.                                          19,200   $   812,400
   Tyco International, Ltd.                              14,500       913,500
                                                                  -----------
                                                                    1,725,900
MOTION PICTURES (1.7%)
   Walt Disney                                            6,300       661,894

PAPER & ALLIED PRODUCTS (2.0%)
   Willamette Industries, Inc.                           23,300       745,600

PRIMARY METAL INDUSTRIES (2.0%)
   Aluminum Company of America (Alcoa)                   11,500       758,281

SECURITY & COMMODITY BROKERS (4.1%)
   Merrill Lynch & Company, Inc.                          9,100       839,475
   The Charles Schwab Corporation                        22,000       715,000
                                                                  -----------
                                                                    1,554,475
TRANSPORTATION BY AIR (2.3%)
   AMR Corporation (a)                                   10,300       857,475

WHOLESALE TRADE - DURABLE GOODS (2.2%)
   Johnson & Johnson                                     11,100       818,625

WHOLESALE TRADE - NONDURABLE GOODS (2.1%)
   Safeway, Inc. (a)                                     19,600       797,475
                                                                  -----------


TOTAL COMMON STOCK (COST $24,096,539)                             $37,187,208



                                                      PRINCIPAL
                                                        AMOUNT        VALUE
                                                      ---------      ------
SHORT-TERM SECURITIES (2.3%)

REPURCHASE AGREEMENT (2.3%)
   State Street Bank, 4.25%, due 7/01/98
      (Dated 6/30/1998, collaterized by U.S.
      Treasury Note, 7.875%, due 11/15/2007,
      Value $904,700)                                  $892,419   $   892,419
                                                                  -----------

TOTAL SHORT-TERM SECURITIES (Cost $892,419)                           892,419
                                                                  -----------

TOTAL INVESTMENTS (100.0%) (Cost $24,988,958)                     $38,079,627
                                                                  -----------
                                                                  -----------

   (a) non-income producing

OTHER INFORMATION:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $19,529,725 and $17,905,872, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $12,849,354 of which $13,453,104 related to appreciated investment securities and $603,750 related to depreciated investment securities. The aggregate cost of securities is $25,230,273 for tax purposes.

SEE ACCOMPANYING NOTES.

                            Scudder Kemper Value Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1998

ASSETS
   Investments in securities, at value (cost $38,374,694)--See accompanying schedule     $46,392,148
   Cash                                                                                       36,798
   Dividends and interest receivable                                                          47,691
                                                                                         -----------
     Total assets                                                                         46,476,637

LIABILITIES
   Accounts payable and accrued expenses                                                      40,755
                                                                                         -----------
     Total liabilities                                                                        40,755
                                                                                         -----------

NET ASSETS                                                                               $46,435,882
                                                                                         -----------
                                                                                         -----------
Net Assets consist of:
   Paid-in capital                                                                       $33,120,436
   Undistributed net investment income                                                       591,315
   Accumulated undistributed net realized gain on investments                              4,706,677
   Net unrealized appreciation on investment securities                                    8,017,454
                                                                                         -----------
NET ASSETS, for 2,209,349 shares outstanding                                             $46,435,882
                                                                                         -----------
                                                                                         -----------
NET ASSET VALUE, offering and redemption price per share                                      $21.02
                                                                                         -----------
                                                                                         -----------

                            Statement of Operations

                            Year Ended June 30, 1998


INVESTMENT INCOME
   Dividends (net foreign taxes withheld of $1,750)                                      $   674,269
   Interest                                                                                  268,556
                                                                                         -----------
     Total investment income                                                                 942,825

EXPENSES
   Investment advisory and management fees                                                   228,476
   Custody and accounting fees                                                               101,991
   Professional fees                                                                           7,399
   Directors' fees and expenses                                                                4,898
   Other expenses                                                                              8,746
                                                                                         -----------
     Total expenses                                                                          351,510
                                                                                         -----------
Net investment income                                                                        591,315

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                        4,706,677
   Change in unrealized appreciation on investment securities                              2,439,355
                                                                                         -----------
Net gain on investments                                                                    7,146,032
                                                                                         -----------
Net increase in net assets resulting from operations                                     $ 7,737,347
                                                                                         -----------
                                                                                         -----------

SEE ACCOMPANYING NOTES.

                       Scudder Kemper Value Portfolio

                      Statement of Change in Net Assets

                                                                                                YEAR ENDED JUNE 30,
                                                                                            1998                 1997
                                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                                 $   591,315         $   408,549
   Net realized gain on investments                                                        4,706,677           5,724,307
   Change in net unrealized appreciation                                                   2,439,355           1,320,029
                                                                                         -------------------------------
     Net increase in net assets resulting from operations                                  7,737,347           7,452,885


Distributions to shareholders from:
   Net investment income                                                                    (408,549)           (252,188)
   Net realized gain                                                                      (5,723,007)           (862,820)
                                                                                         -------------------------------
     Total distributions to shareholders                                                  (6,131,556)         (1,115,008)


Capital share transactions:
   Proceeds from sales of shares                                                          16,280,118          12,411,821
   Proceeds from reinvested distributions                                                  6,131,556           1,115,008
   Cost of shares redeemed                                                                (8,512,037)         (8,638,962)
                                                                                         -------------------------------
     Net increase in net assets resulting from share transactions                         13,899,637           4,887,867
                                                                                         -------------------------------


Total increase in net assets                                                              15,505,428          11,225,744


NET ASSETS
Beginning of period                                                                       30,930,454          19,704,710
                                                                                         -------------------------------

End of period (including undistributed net investment income of $591,315 and
  $408,549, respectively)                                                                $46,435,882         $30,930,454
                                                                                         -------------------------------
                                                                                         -------------------------------
OTHER INFORMATION
Shares:

   Sold                                                                                      798,312             689,365
   Issued through reinvestment of distributions                                              327,252              64,391
   Redeemed                                                                                 (415,791)           (472,506)
                                                                                         -------------------------------
     Net increase                                                                            709,773             281,250
                                                                                         -------------------------------
                                                                                         -------------------------------


SEE ACCOMPANYING NOTES.

                       Scudder Kemper Value Portfolio

                            Financial Highlights

                                                                           YEAR ENDED JUNE 30,
                                              ----------------------------------------------------------------------------------
                                                 1998             1997             1996              1995             1994
                                              ----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
   period                                     $   20.63        $   16.17        $   12.59         $   10.66        $   10.45
Income from investment
   operations:
  Net investment income                            0.26             0.26             0.18              0.26             0.12
  Net realized and unrealized gain
   on investments                                  4.08             5.04             3.70              1.85             0.17
                                              ----------------------------------------------------------------------------------
  Total from investment operations                 4.34             5.30             3.88              2.11             0.29
Less distributions:
   From net investment income                     (0.26)           (0.19)           (0.19)            (0.14)           (0.08)


   From net realized gain                         (3.69)           (0.65)           (0.11)            (0.04)             -
                                              ----------------------------------------------------------------------------------
     Total distributions                          (3.95)           (0.84)           (0.30)            (0.18)           (0.08)
                                              ----------------------------------------------------------------------------------
Net asset value, end of period                $   21.02        $   20.63        $   16.17         $   12.59        $   10.66
                                              ----------------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------------

TOTAL RETURN                                      23.36%           33.78%           31.22%            19.98%            2.80%


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in                 $  46,436        $  30,930          $19,705         $  10,877        $   8,952
   thousands)
Ratio of expenses to average net
 assets                                            0.94%            1.05%            1.06%             1.13%            1.40%
Ratio of net investment income to
  average net assets                               1.58%            1.62%            1.65%             1.98%            1.98%
Ratio of expenses to average net
  assets before voluntary expense
reimbursement                                      0.94%            1.05%            1.07%             1.13%            1.61%


Ratio of net investment income to
  average net assets before
  voluntary expense reimbursement                  1.58%            1.62%            1.64%             1.98%            1.76%
Portfolio turnover rate                              57%              88%              18%               29%               9%


                            Scudder Kemper Value Portfolio

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------       -----
COMMON STOCKS (89.5%)

CHEMICAL & ALLIED PRODUCTS (4.9%)
   Dow Chemical Company                                   5,500   $   531,781
   Eastman Chemical Company                               5,600       348,600
   Praxair, Inc.                                         30,000     1,404,375
                                                                  -----------
                                                                    2,284,756
COMMUNICATIONS (1.2%)
   GTE Corporation                                       10,000       556,250

DEPOSITORY INSTITUTIONS (17.4%)
   Bankamerica Corporation                               13,800     1,192,838
   Bankers Trust Corporation                              5,300       615,131
   First Union Corporation                               20,300     1,182,475
   H. F. Ahmanson & Company                              16,600     1,178,600
   J.P. Morgan & Company                                  3,500       409,938
   Nationsbank Corporation                               10,000       765,000
   Norwest Corporation                                   24,300       908,213
   PNC Bank Corporation                                  19,210     1,033,733
   Washington Mutual, Inc.                                7,500       325,547
   Wells Fargo & Company                                  1,200       442,800
                                                                  -----------
                                                                    8,054,275

EATING & DRINKING PLACES (4.5%)
   McDonald's Corporation                                10,000       690,000
   Wendy's International, Inc.                           60,000     1,410,000
                                                                  -----------
                                                                    2,100,000

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.9%)
   AMP, Inc.                                             25,500       876,563

FABRICATED METAL PRODUCTS (1.6%)
   Crown Cork & Seal Company, Inc.                       16,000       760,000

FOOD & KINDRED PRODUCT (1.4%)
   Nestle S.A.                                            6,000       636,000

FORESTRY (3.5%)
   Georgia Pacific (Timber GRP.)                         60,000     1,383,750
   Georgia-Pacific Corporation                            4,000       235,750
                                                                  -----------
                                                                    1,619,500
INDUSTRIAL MACHINERY & EQUIPMENT (6.6%)
   Diebold, Inc.                                         29,600       854,700
   Hewlett-Packard Company                                5,300       317,338
   Hussmann International, Inc.                          40,000       742,500
   Minnesota Mining and Manufacturing Company            10,900       895,844
   Pitney Bowes, Inc.                                     5,700       274,313
                                                                  -----------
                                                                    3,084,695
INSTRUMENTS & RELATED PRODUCTS (4.2%)
   Baxter International, Inc.                             8,600       462,788
   BARD, (C. R.) INC.                                    15,800       601,388
   Raytheon Company                                      15,000       886,875
                                                                  -----------
                                                                    1,951,051
INSURANCE CARRIERS (3.1%)
   American General Corporation                          13,200       939,675
   American International Group                           3,375       492,750
                                                                  -----------
                                                                    1,432,425

                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ---------      -----
COMMON STOCKS (CONTINUED)

LUMBER & WOOD PRODUCTS (1.7%)
   Louisiana-Pacific Corporation                         43,300   $   790,225

NONDEPOSITORY INSTITUTIONS (9.3%)
   Associates First Capital Corporation                   6,552       503,685
   Federal National Mortgage Association                 31,000     1,883,250
   Federal Home Loan Corporation                         41,500     1,953,094
                                                                  -----------
                                                                    4,340,029
OIL & GAS EXTRACTION (6.8%)
   Atlantic Richfield Company                            15,800     1,234,375
   Burlington Resources, inc.                            20,000       861,250
   Enron Corporation                                     20,000     1,081,250
                                                                  -----------
                                                                    3,176,875
PAPER & ALLIED PRODUCTS (3.2%)
   Sonoco Products Company                               38,500     1,164,625
   Union Camp Corporation                                 6,200       307,675
                                                                  -----------
                                                                    1,472,300
PETROLEUM & COAL PRODUCTS (6.6%)
   Amoco Corporation                                     40,000     1,665,000
   Chevron Corporation                                    6,000       498,375
   Exxon Corporation                                     12,700       905,669
                                                                  -----------
                                                                    3,069,044
PRIMARY METAL INDUSTRIES (2.7%)
   Nucor Corporation                                     27,000     1,242,000

RAILROAD TRANSPORTATION (0.9%)
   Burlington Northern Santa Fe                           4,200       412,388

TOBACCO PRODUCTS (3.8%)
   Philip Morris Company, INC.                           44,500     1,752,188

TRANSPORTATION BY AIR (1.0%)
   FOX Corporation (a)                                    7,200       451,800

TRANSPORTATION EQUIPMENT (3.2%)
   Ford Motor Company                                    25,000     1,475,000
                                                                  -----------

TOTAL COMMON STOCK (Cost $33,519,910)                             $41,537,364

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       ------        -----
SHORT-TERM SECURITIES (10.5%)

REPURCHASE AGREEMENT (10.5%)
  State Street Bank, 4.25%, due 7/1/1998
    (Dated 6/30/1998, collaterized by U.S.
    Treasury Note, 8.375%, due 8/15/2008,
    Value $4,939,000)                                $4,854,784   $ 4,854,784
                                                                  -----------


  TOTAL SHORT-TERM SECURITIES (Cost $4,854,784)                     4,854,784
                                                                  -----------

  TOTAL INVESTMENTS (100.0%) (Cost $38,374,694)                   $46,392,148
                                                                  -----------
                                                                  -----------

                           Schudder Kemper Value Portfolio

(a)   Non-income producing

OTHER INFORMATION:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $27,071,060 and $17,137,956, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $8,017,454 of which $8,722,827 related to appreciated investment securities and $705,373 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

     SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1998

ASSETS
   Investments in securities, at value (cost $35,815,307)--See
     accompanying schedule                                         $ 47,458,322
   Dividends and interest receivable                                     63,470
                                                                   ------------

     Total assets                                                    47,521,792

LIABILITIES
   Cash overdraft                                                         5,792
   Accounts payable and accrued expenses                                 65,790
                                                                   ------------
     Total liabilities                                                   71,582
                                                                   ------------
NET ASSETS                                                         $ 47,450,210
                                                                   ------------
                                                                   ------------
Net Assets consist of:
   Paid-in capital                                                 $ 29,393,557
   Undistributed net investment income                                  365,323
     Accumulated undistributed net realized gain on investments       6,092,615
   Net unrealized appreciation on investment securities              11,598,715
                                                                   ------------

NET ASSETS, for 2,702,833 shares outstanding                       $ 47,450,210
                                                                   ------------

NET ASSET VALUE, offering and redemption price per share          $      17.56
                                                                   ------------
                                                                   ------------


                             Statement of Operations

                            Year Ended June 30, 1998

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $13,974)            $    705,010
   Interest                                                             201,666
                                                                   ------------
     Total investment income                                            906,676

EXPENSES
   Investment advisory and management fees                              394,520
   Custody and accounting fees                                          123,995
   Professional fees                                                      9,194
   Directors' fees and expenses                                           4,898
   Other expenses                                                         8,746
                                                                   ------------
     Total expenses                                                     541,353
                                                                   ------------
Net investment income                                                   365,323


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain (loss) on:
     Investment securities                                            7,829,774
     Futures contracts                                               (1,475,297)
                                                                   ------------
       Net realized gain                                              6,354,477

Change in unrealized appreciation on:
   Investment securities                                              1,942,571
   Futures contracts                                                     57,098
                                                                   ------------
     Net unrealized appreciation                                      1,999,669
                                                                   ------------
Net gain on investments                                               8,354,146
                                                                   ------------

Net increase in net assets resulting from operations               $  8,719,469
                                                                   ------------
                                                                   ------------
SEE ACCOMPANYING NOTES.


                           Zweig Asset Allocation Portfolio

                          Statement of Changes in Net Assets



                                                                                            YEAR ENDED JUNE 30,
                                                                                         1997                 1998
                                                                                     ---------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                             $    365,323         $    529,058
   Net realized gain (loss) on investments                                              6,354,477            (173,455)
   Change in net unrealized appreciation                                                1,999,669            6,699,583
                                                                                     ---------------------------------
     Net increase in net assets resulting from operations                               8,719,469            7,055,186

Distributions to shareholders from:
   Net investment income                                                                 (529,058)            (610,426)
   Net realized gain                                                                           --           (4,529,338)
                                                                                     ---------------------------------
     Total distributions to shareholders                                                 (529,058)          (5,139,764)

Capital share transactions:
   Proceeds from sales of shares                                                        4,280,221            2,859,514
   Proceeds from reinvested distributions                                                 529,058            5,139,764
   Cost of shares redeemed                                                             (8,397,497)          (7,288,581)
                                                                                     ---------------------------------
     Net increase (decrease) in net assets resulting from share transactions           (3,588,218)             710,697
                                                                                     ---------------------------------

Total increase in net assets                                                            4,602,193            2,626,119



NET ASSETS
Beginning of period                                                                    42,848,017           40,221,898
                                                                                     ---------------------------------

End of period (including undistributed net investment income of
   $365,323 and $529,058, respectively)                                              $ 47,450,210         $ 42,848,017
                                                                                     ---------------------------------

OTHER INFORMATION

Shares:
   Sold                                                                                   258,491              206,859
   Issued through reinvestment of distributions                                            32,534              396,248
   Redeemed                                                                              (517,480)            (523,827)
                                                                                     ---------------------------------
     Net increase (decrease)                                                             (226,455)              79,280
                                                                                     ---------------------------------
                                                                                     ---------------------------------

SEE ACCOMPANYING NOTES.

                        Zweig Asset Allocation Portfolio

                              Financial Highlights



                                                                                YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------------------------
                                                      1998             1997              1996             1995             1994
                                                    -----------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                $  14.63         $  14.11          $  13.02         $  11.44         $  10.81
Income from investment operations:
    Net investment income                               0.14             0.19              0.21             0.33             0.10
    Net realized and unrealized gain on
      investments                                       2.97             2.20              1.21             1.33             0.58
                                                    -----------------------------------------------------------------------------
    Total from investment operations                    3.11             2.39              1.42             1.66             0.68
Less distributions:
  From net investment income                           (0.18)           (0.22)            (0.33)           (0.08)           (0.05)
  From net realized gain                                  --            (1.65)               --               --               --
                                                    -----------------------------------------------------------------------------
    Total distributions                                (0.18)           (1.87)            (0.33)           (0.08)           (0.05)
                                                    -----------------------------------------------------------------------------

Net asset value, end of period                      $  17.56         $  14.63            $14.11           $13.02           $11.44
                                                    -----------------------------------------------------------------------------
                                                    -----------------------------------------------------------------------------

TOTAL RETURN                                           21.38%           18.63%            11.06%           14.57%            6.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                                        $ 47,450         $ 42,848          $ 40,222         $ 36,736         $ 31,563

Ratio of expenses to average net
  assets                                                1.18%            1.28%             1.25%            1.20%            1.39%
Ratio of net investment income to
  average net assets                                    0.80%            1.29%             1.55%            2.73%            1.67%
Portfolio turnover rate                                   65%              89%              105%              45%             101%


                           Zweig Asset Allocation Portfolio

                               Schedule of Investments

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (86.6%)

AGRICULTURAL PRODUCTION - CROPs (0.5%)
  RJR Nabisco Holdings Corporation                      10,400    $   247,000

APPAREL & ACCESSORIES STORES (2.3%)
  Footstar, Inc. (a)                                     2,600        124,800
  Ross Stores, Inc.                                     22,400        966,000
                                                                  -----------
                                                                    1,090,800

APPAREL & OTHER TEXTILE PRODUCTS (0.4%)
  VF Corporation                                         3,500        180,250

AUTO REPAIR SERVICES, & PARKING (0.3%)
  Ryder System, Inc.                                     4,900        154,656

BUSINESS SERVICES (0.7%)
  Comdisco, Inc.                                         3,300         62,700
  Sterling Software, Inc.(a)                             5,900        174,419
  Stratus Computer, Inc. (a)                             3,800         96,188
                                                                  -----------
                                                                      333,307
CHEMICALS & ALLIED PRODUCTS (3.2%)
  Albemarle Corporation                                  8,700        191,944
  B.F. Goodrich Company                                  4,000        198,500
  Desc S.A. de C.V.                                         15            298
  International Specialty Products, Inc. (a)              7400        137,825
  Lyondell Petrochemical Company                         8,400        255,675
  Methanex Corporation (a)                               4,500         39,375
  Millenium Chemicals, Inc.                             10,200        345,525
  NOVA Corporation                                       2,800         32,375
  The Dexter Corporation                                 5,300        168,606
  W.R. Grace & Company (a)                               8,700        148,444
                                                                  -----------
                                                                    1,518,567


DEPOSITORY INSTITUTIONS (3.3%)
  Banco Frances del Rio de la Plata S.A.                   400          9,175
  Coast Federal (a)                                      1,000         15,188
  Golden State Bancorp (a)                               5,500         29,391
  Golden State Bancorp, Inc.                             5,500        163,625
  Golden West Financial Corporation                      1,900        201,994
  H. F. Ahmanson & Company                                   8            568
  Imperial Bancorp (a)                                  17,800        534,000
  T R Financial Corporation                             12,200        510,494
  Webster Financial Corporation                          3,200        106,400
                                                                  -----------
                                                                    1,570,835

EATING AND DRINKING PLACES (1.6%)
  Brinker International, Inc. (a)                        9,800        188,650
  Darden Restaurants, Inc.                              12,300        195,263
  Foodmaker, Inc. (a)                                   23,100        389,813
                                                                  -----------
                                                                      773,726

ELECTRIC GAS & SANITARY SERVICES (12.0%)
  Baltimore Gas and Electric                             7,600        236,075
  BEC Energy                                             4,400        182,600
  Central & South West Corporation                       7,600        204,250
  Conectiv, Inc.                                           150          5,438
  Consolidated Edison, Inc.                              2,300        105,944
  DTE Energy Company                                     7,100        286,663
  Edison International                                  15,700        464,131
  Endesa S.A.                                            6,400        138,400
  Energy East Corporation                                7,900        328,838


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

ELECTRIC GAS & SANITARY SERVICES (12.0%) (CONTINUED)
  FirstEnergy Corporation                                8,032    $   246,984
  FPL Group, Inc.                                        4,300        270,900
  Gener S.A.                                             8,000        146,000
  GPU, Inc.                                             10,700        404,594
  Houston Industries, Inc.                               6,600        203,775
  Ipalco Enterprises, Inc.                               4,800        213,300
  Laidlaw Environmental Services, Inc.                  18,480         66,990
  MidAmerican Energy Holdings Company                    3,200         69,200
  Minnesota Power & Light Company                        6,300        250,425
  New England Electric System                            2,200         95,150
  Pinnacle West Capital Corporation                     19,500        877,500
  PP&L Resources, Inc.                                   8,300        188,306
  Public Service Enterprise Group, Inc.                  3,000        103,313
  Questar Corporation                                    3,000         58,875
  Sempra Energy (a)                                      7,500        208,125
  UtiliCorp United, Inc.                                 4,900        184,669
  Westcoast Energy, Inc.                                 8,200        182,963
                                                                  -----------
                                                                    5,723,408

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.3%)
  Aeroquip-Vickers, Inc.                                 5,300        309,388
  Portugal Telecom S.A.                                  1,900        100,581
  Whirlpool Corporation                                  3,100        213,125
                                                                  -----------
                                                                      623,094

FABRICATED METAL PRODUCTS (0.3%)
  Ball Corporation (b)                                   2,000         80,375
  Mark IV Industries, Inc.                               3,200         69,200
                                                                  -----------
                                                                      149,575

FOOD & KINDRED PRODUCTS (1.5%)
  Adolph Coors Companys                                  5,500        187,688
  Pepsi-Gemex S.A.                                       1,600         19,300
  The Earthgrains Company                                5,400        301,725
                                                                  -----------
                                                                      508,713
FOOD STORES (0.1%)
  The Great Atlantic & Pacific Tea Company               1,200         39,675

FURNITURE & FIXTURES (1.7%)
  Ethan Allen Interiors, Inc.                            4,200        209,738
  Furniture Brands International, Inc. (a)              10,700        300,269
  Knoll, Inc. (a)                                        2,700         79,650
  Lear Corporation (a)                                   4,500        230,906
                                                                  -----------
                                                                      820,563

GENERAL BUILDING CONTRACTORS (1.5%)
  Centex Corporation                                     8,100        305,775
  Kaufman & Broad Home Corporation                       3,100         98,425
  Lennar Corporation                                     2,700         79,650
  Pulte Corporation                                      3,800        113,525
  U.S. Home Corporation (a)                              3,300        136,125
                                                                  -----------
                                                                      733,500
GENERAL MERCHANDISE STORES (3.1%)
  Dayton Hudson Corporation                             13,200        640,200
  Dillard's, Inc.                                        5,100        211,331
  Federated Department Stores (a)                        7,200        387,450
  Kmart Corporation (a)                                 10,900        209,825
  Shopko Stores, Inc                                       800         27,200
                                                                  -----------
                                                                    1,476,006

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------          -----
COMMON STOCKS (CONTINUED)

HEALTH SERVICES (0.8%)
  Integrated Health Services, Inc.                       6,800    $   255,000
  Sun Healthcare Group, Inc. (a)                        10,000        146,250
                                                                  -----------
                                                                      401,250
HEAVY CONSTRUCTION, EXCEPT BUILDINGS (0.4%)
  McDermott International, Inc.                          5,100        175,631

HOLDING & OTHER INVESTMENT OFFICES (1.0%)
  CarrAmerica Realty Corporation                         3,800        107,825
  Duke Realty Investments, Inc.                          3,500         82,906
  Felcor Suite Hotels, Inc.                              2,600         81,575
  Liberty Property Trust                                 7,300        186,606
                                                                  -----------
                                                                      458,912
HOTELS & OTHER LODGING PLACES (0.6%)
  Prime Hospitality Corporation (a)                      9,700        169,144
  Sun International Hotels, Ltd. (a)                     2,300        104,650
                                                                  -----------
                                                                      273,794
INDUSTRIAL MACHINERY & EQUIPMENT (5.7%)
  AGCO Corporation                                       3,100         63,731
  Case Corporation                                       1,600         77,200
  Caterpillar, Inc.                                      4,400        232,650
  Cincinnati Milacron, Inc.                              2,500         60,781
  Compaq Computer Corporation                            3,780        107,258
  Cummins Engine Company, Inc.                           2,400        123,000
  Deere & Company                                        2,300        121,613
  Harris Corporation                                     1,700         75,969
  Ingersoll-Rand Company                                 2,700        118,969
  Kaydon Corporation                                     5,400        190,688
  Kennametal, Inc.                                       3,500        146,125
  Lexmark International Group, Inc. (a)                  4,600        280,600
  Modine Manufacturing Company                           2,700         93,572
  Parker-Hannifin Corporation                            4,700        179,188
  Storage Technology Corporation (a)                    14,800        641,950
  Tecumseh Products Company                                600         31,669
  Timken Company                                         6,400        197,200
                                                                  -----------
                                                                    2,742,163
INSTRUMENTS & RELATED PRODUCTS (0.2%)
  Input/Output, Inc. (a)                                 4,600         81,938

INSURANCE CARRIERS (8.3%)
  Allmerica Financial Corporation                        2,400        156,000
  Allstate Corporation                                   2,800        256,375
  Ambac Financial Group, Inc.                            3,700        216,450
  Capital Re Corporation                                   500         35,813
  Conseco, Inc.                                          2,100         98,175
  Delphi Financial Group, Inc. (a)                       7,240        407,703
  Everest Reinsurance Holdings, Inc.                     6,100        234,469
  Equitable Companies, Inc. (b)                         11,800        884,263
  Financial Security Assurance Holding, Ltd.             1,600         94,000
  Fremont General Corporation                            7,000        379,313
  Liberty Financial Companies, Inc.                      5,400        186,300
  Lincoln National Corporation                           2,200        201,025
  Loews Corporation                                      1,700        148,113
  NAC Re Corporation                                     1,700         90,738
  Nationwide Financial Services, Inc.                    3,400        173,400
  Old Republic International Corporation                 8,850        259,416
  Presidential Life Corporation                          6,700        143,631
  Reliance Group Holdings, Inc.                            900         15,750
                                                                  -----------
                                                                    3,980,934


                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

LOCAL & INTERURBAN PASSENGER TRANSIT (0.6%)
  Canadian National Railway Company                      3,300    $   175,313
  Laidlaw, Inc.                                          8,400        102,375
                                                                  -----------
                                                                      277,688
MISCELLANEOUS RETAIL (1.0%)
  Fingerhut Companies, Inc.                             10,900        359,700
  Zale Corporation                                       4,100        130,431
                                                                  -----------
                                                                      490,131
MISCELLANEOUS MANUFACTUING INDUSTRIES (0.1%)
  Hexcel Corporation (a)                                 2,900         65,613

NONDEPOSITORY INSTITUITIONS (0.2%)
  Associates First Capital Corporation                      41          3,152
  Indymac Mortgage Holdings, Inc.                        3,700         84,175
                                                                  -----------
                                                                       87,327
OIL & GAS EXTRACTION (1.3%)
  BJ Services Company (a)                                3,000         87,188
  Equitable Resources, Inc.                              2,900         88,450
  Helmerich & Payne, Inc.                                7,900        175,775
  Rowan Companies, Inc. (a)                              3,400         66,088
  Seacor Smith, Inc. (a)                                 2,100        128,756
  Vintage Petroleum, Inc.                                3,300         62,288
                                                                  -----------
                                                                      608,545
PETROLEUM & COAL PRODUCTS (3.0%)
  Ashland, Inc.                                          4,100        211,663
  Elf Aquitaine                                          5,200        369,200
  Sun Company, Inc.                                      5,000        194,063
  The Costal Corporation                                 9,100        635,294
                                                                  -----------
                                                                    1,410,220
PRIMARY METAL INDUSTRIES (3.1%)
  AK Steel Holding Corporation                           5,000         89,375
  Alumax, Inc. (a)                                       2,305        106,894
  Bethlehem Steel Corporation (a)                       19,700        245,019
  Inland Steel Industries, Inc.                          6,400        180,400
  Mueller Industries, Inc. (a)                           1,600         59,400
  Pohang Iron & Steel, Ltd.                              8,500        102,000
  Precision Castparts Corporation                        3,700        197,488
  Texas Industries, Inc.                                 4,200        222,600
  The LTV Corporation                                    3,300         31,556
  USX-U.S. Steel Group, Inc.                             7,200        237,600
                                                                  -----------
                                                                    1,472,332
PRINTING & PUBLISHING (0.2%)
  World Color Press, Inc. (a)                            2,200         77,000

RAILROAD TRANSPORTATION (1.2%)
  Burlington Northern Santa Fe Corporation               2,000        196,375
  Canadian Pacific, Ltd.                                12,900        366,038
                                                                  -----------
                                                                      562,413
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (0.4%)
  EVI Weatherford, Inc.(a)                                   5            186
  Premark International, Inc.                            6,100        196,725
                                                                  -----------
                                                                      196,911
SECURITY & COMMODITY BROKERS (6.7%)
  A.G. Edwards, Inc.                                     8,250        352,172
  Donaldson, Lufkin & Jenrette, Inc. (a)                 3,000        152,438
  Legg Mason, Inc.                                         300         17,269


                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

SECURITY & COMMODITY BROKERS (6.7%) (CONTINUED)
  Lehman Brothers Holdings                              13,100    $ 1,016,062
  Merril Lynch & Company, Inc.                           1,400        129,150
  Paine Webber Group, Inc.                              16,500        707,438
  Raymond James Financial, Inc.                          1,700         50,894
  The Bear Stearns Companies, Inc. (b)                  13,925        791,984
                                                                  -----------
                                                                    3,217,407

STONE, CLAY & GLASS PRODUCTS (2.0%)
  Hanson Plc                                             3,700        112,155
  Lafarge Corporation                                    2,300         90,419
  Lone Star Industries                                   3,000        231,188
  Southdown, Inc.                                        3,300        235,538
  USG Corporation                                        4,200        227,325
  Vitro SA                                               1,800         11,475
                                                                  -----------
                                                                      908,100

TEXTILE MILL PRODUCTS (0.5%)
  Burlington Industries, Inc.                            6,800         95,625
  Mohawk Industries, Inc. (a)                            4,850        153,684
                                                                  -----------
                                                                      249,309

TRANSPORTATION BY AIR (5.8%)
  Airborne Freight Corporation (b)                       9,000        314,438
  America West Holdings Corporation (a)                  4,300        122,819
  AMR Corporation (a)                                    6,400        532,800
  Continental Airlines (a)                               4,800        292,200
  Delta Air Lines, Inc.                                  1,200        155,100
  KLM Royal Dutch                                        6,206        254,058
  Southwest Airlines                                     9,400        278,475
  UAL Corporation (a)                                    6,100        475,800
  US Air Group, Inc. (a)                                 4,200        332,850
                                                                  -----------
                                                                    2,758,540

TRANSPORTATION EQUIPMENT (6.5%)
  Arvin Industries, Inc.                                 2,900        105,306
  Brunswick Corporation                                  6,700        165,825
  Chrysler Corporation                                   9,702        546,950
  Cordant Technologies, Inc.                             4,700        216,788
  Dana Corporation                                       3,900        208,650
  Fleetwood Enterprises, Inc.                            4,700        188,000
  Ford Motor Company                                     6,000        354,000
  Honda Motor Company, Ltd.                              1,000         71,438
  Navistar International                                10,600        306,075
  Northrop Grumman Corporation                           2,000        206,250
  PACCAR, Inc.                                           8,200        427,681
  Trinity Industries                                     8,400        348,600
                                                                  -----------
                                                                    3,145,563

TRANSPORTATION SERVICES (0.4%)
  GATX Corporation                                       4,600        201,825

TRUCKING & WAREHOUSING (1.1%)
  CNF Transportation, Inc.                               3,500        148,750
  USFreightways Corporation                              6,200        203,631
  Werner Enterprises, Inc.                               9,500        181,094
                                                                  -----------
                                                                      533,475


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

WATER TRANSPORTATION (0.5%)
  Royal Caribbean Cruises, Ltd.                          2,700   $    214,650

WHOLESALE TRADE - DURABLE GOODS (0.2%)
  Borg-Warner Automotive, Inc.                           2,400        115,350

WHOLESALE TRADE - NONDURABLE GOODS (1.0%)
  Burlington Coat Factory Warehouse                      6,120        137,700
  SUPERVALU, Inc.                                        2,800        124,250
  Universal Corporation                                  5,200        194,350
                                                                 ------------
                                                                      456,300
                                                                 ------------

TOTAL COMMON STOCK (Cost $29,464,000)                            $ 41,106,996


                                                    PRINCIPAL
SHORT-TERM SECURITIES (13.4%)                         AMOUNT         VALUE
                                                      ------         -----
U.S. Government Agency (12.4%)
  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.44%, due 7/10/1998                         $  2,300,000   $  2,296,872

  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.44%, due 7/10/1998                              900,000        898,776

  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.49%, due 7/27/1998                              500,000        498,018

  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.44%, due 7/17/1998                            2,200,000      2,194,681
                                                                 ------------
                                                                    5,888,347
U.S. GOVERNMENT OBLIGATIONS (0.3%)
  U.S. Treasury Bills, 4.85%,
     Due 7/23/1998 (b)                                 100,000         99,704
  U.S. Treasury Bills, 4.87%,
     Due 7/23/1998 (b)                                  50,000         49,851
                                                                 ------------
                                                                      149,555
REPURCHASE AGREEMENT (0.7%)
  State Street Bank, 4.25%, due
     7/1/1998 (Dated 6/30/1998, collaterized
     by U.S. Treasury  Note, 7.25%, due
     5/15/2016  value $321,750)                        313,424        313,424
                                                                 ------------



  TOTAL SHORT-TERM SECURITIES (Cost $6,351,307)                     6,351,326
                                                                 ------------

  TOTAL INVESTMENTS (100.0%) (Cost $35,815,307)                  $ 47,458,322
                                                                 ------------
                                                                 ------------

   (a)    Non-income producing

   (b) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $934,804.

                           Zweig Asset Allocation Portfolio

FUTURES CONTRACTS

                                   Expiration      Contract      Unrealized
                                      Date          Amount          Loss
                                   ----------      --------      ----------
4 S&P 500
   Futures Contracts - Short       Sept. 1998     $1,143,000     $  (44,300)


Other Information:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $25,256,225 and $34,367,169, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $11,643,015 of which $12,628,365 related to appreciated investment securities and $985,350 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

     SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1998


ASSETS
   Investments in securities, at value (cost $12,332,056)--See   $ 14,678,911
     accompanying schedule
   Cash                                                                17,393
   Dividends, interest and other receivable                            10,794
                                                                 ------------
     Total assets                                                  14,707,098

LIABILITIES
   Accounts payable and accrued expenses                               18,648
                                                                 ------------
     Total liabilities                                                 18,648
                                                                 ------------

NET ASSETS                                                       $ 14,688,450
                                                                 ------------
                                                                 ------------

Net Assets consist of:
   Paid-in capital                                               $  9,260,692
   Undistributed net investment income                                 34,791
   Accumulated undistributed net realized gain on investments       3,046,112
   Net unrealized appreciation on investment securities             2,346,855
                                                                 ------------

NET ASSETS, for 835,756 shares outstanding                       $ 14,688,450
                                                                 ------------
                                                                 ------------
NET ASSET VALUE, offering and redemption price per share         $      17.58
                                                                 ------------
                                                                 ------------

                             Statement of Operations

                            Year Ended June 30, 1998

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3,747)              $ 165,602
   Interest                                                            73,140
                                                                 ------------
     Total investment income                                          238,742

EXPENSES
   Investment advisory and management fees                            135,678
   Custody and accounting fees                                         50,565
   Professional fees                                                    9,592
   Directors' fees and expenses                                         4,898
   Other expenses                                                       8,745
                                                                 ------------
     Total expenses before reimbursement                              209,478
     Less: expense reimbursement                                       (5,527)
                                                                 ------------
     Net expenses                                                     203,951
                                                                 ------------
Net investment income                                                  34,791

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
   Investment securities                                            3,382,005
   Futures contracts                                                 (360,955)
                                                                 ------------
     Net realized gain                                              3,021,050

Change in unrealized appreciation (depreciation) on:
   Investment securities                                             (342,015)
   Futures contracts                                                   25,610
                                                                 ------------
     Net unrealized depreciation                                     (316,405)
                                                                 ------------

Net gain on investments                                             2,704,645
                                                                 ------------
Net increase in net assets resulting from operations             $  2,739,436
                                                                 ------------
                                                                 ------------

SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                          Statement of Changes in Net Assets



                                                                                       YEAR ENDED JUNE 30,
                                                                                       1998           1997
                                                                                   ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                            $     34,791   $    103,886
  Net realized gain on investments                                                    3,021,050        476,697
  Change in net unrealized appreciation (depreciation)                                 (316,405)     1,353,861
                                                                                   ---------------------------
     Net increase in net assets resulting from operations                             2,739,436      1,934,444


Distributions to shareholders from:
  Net investment income                                                                (103,886)      (103,880)
  Net realized gain                                                                    (473,364)      (861,194)
                                                                                   ---------------------------
     Total distributions to shareholders                                               (577,250)      (965,074)


Capital share transactions:
  Proceeds from sales of shares                                                       4,519,161      2,797,773
  Proceeds from reinvested distributions                                                577,250        965,074
  Cost of shares redeemed                                                            (3,731,320)    (5,269,163)
                                                                                   ---------------------------
     Net increase (decrease) in net assets resulting from share transactions          1,365,091     (1,506,316)
                                                                                   ---------------------------

Total increase (decrease) in net assets                                               3,527,277       (536,946)

NET ASSETS
Beginning of period                                                                  11,161,173     11,698,119
                                                                                   ---------------------------

End of period (including undistributed net investment income of $34,791 and
  $103,886, respectively)                                                          $ 14,688,450   $ 11,161,173
                                                                                   ---------------------------
                                                                                   ---------------------------

OTHER INFORMATION
SHARES:
  Sold                                                                                  281,798        205,116
  Issued through reinvestment of distributions                                           35,368         74,878
  Redeemed                                                                             (233,008)      (387,804)
                                                                                   ---------------------------
     Net increase (decrease)                                                             84,158       (107,810)
                                                                                   ---------------------------
                                                                                   ---------------------------


SEE ACCOMPANYING NOTES.

                     Zweig Equity (Small Cap) Portfolio

                            Financial Highlights

                                                                          YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------
                                          1998            1997              1996               1995             1994
                                       --------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
  period                               $   14.85        $   13.61         $   11.62         $   10.65         $   10.11
Income from investment
  operations:
  Net investment income                     0.04             0.16              0.11              0.17              0.15
  Net realized and unrealized gain
    on investments                          3.48             2.41              2.04              0.93              0.50
                                       --------------------------------------------------------------------------------
  Total from investment operations          3.52             2.57              2.15              1.10              0.65
Less distributions:
  From net investment income               (0.14)           (0.14)            (0.16)            (0.06)            (0.11)
  From net realized gain                   (0.65)           (1.19)               --             (0.07)                --
                                       --------------------------------------------------------------------------------
    Total distributions                    (0.79)           (1.33)            (0.16)            (0.13)            (0.11)
                                       --------------------------------------------------------------------------------

Net asset value, end of period         $   17.58        $   14.85         $   13.61         $   11.62         $   10.65
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------

TOTAL RETURN                               23.72%           20.37%            18.69%            10.39%             6.53%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                           $  14,688        $  11,161         $  11,698         $   8,034         $   7,591
Ratio of expenses to average net
  assets                                    1.52%            1.55%             1.55%             1.55%             1.72%
Ratio of net investment income
  to average net assets                     0.26%            0.97%             1.06%             1.54%             1.75%
Ratio of expenses to average net
  assets before voluntary expense
  reimbursement                             1.56%            1.82%             1.83%             1.59%             2.14%
Ratio of net investment income
  to average net assets before
  voluntary expense reimbursement           0.22%            0.70%             0.78%             1.50%             1.32%
Portfolio turnover rate                      113%              59%              101%               67%              249%


                          Zweig Equity (Small Cap) Portfolio

                               Schedule of Investments

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (84.1%)

AGRICULTURAL PRODUCTION-LIVESTOCK (0.7%)
  Michael Foods, Inc.                                    1,700      $  50,097
  Pilgrim's Pride Corporation                            2,200         44,000
                                                                    ---------
                                                                       94,097
AGRICULTURAL SERVICES (0.1%)
  Veterinary Centers of America, Inc (a)                   400          7,538

AMUSEMENT & RECREATION SERVICES (0.5%)
  Anchor Gaming Corporation (a)                            500         38,906
  Rio Hotel & Casino, Inc. (a)                           1,500         28,313
                                                                    ---------
                                                                       67,219
APPAREL & ACCESSORIES STORES (2.0%)
  American Eagle Outfitters, Inc. (a)                      400         15,413
  Footstar, Inc. (a)                                       500         24,000
  Goody's Family Clothing, Inc. (a)                      1,600         87,500
  The Buckle, Inc. (a)                                   1,350         39,825
  The Cato Corporation                                   2,500         43,516
  The Dress Barn, Inc. (a)                               2,000         49,875
  The Finish Line, Inc. (a)                              1,200         33,750
                                                                    ---------
                                                                      293,879
APPAREL & OTHER TEXTILE PRODUCTS (0.4%)
  Kellwood Company                                         500         17,875
  OshKosh B'Gosh, Inc.                                     300         13,425
  Pillowtex Corporation                                    800         32,100
                                                                    ---------
                                                                       63,400
AUTO REPAIR SERVICES & PARKING (0.2%)
  Rollins Truck Leasing Corporation                      2,700         33,413

BUILDING MATERIALS & GARDEN SUPPLIES (0.2%)
  Central Garden and Pet Company (a)                       200          6,213
  Eagle Hardware & Garden, Inc. (a)                      1,000         23,156
                                                                    ---------
                                                                       29,369
BUSINESS SERVICES (2.1%)
  ADVO, Inc. (a)                                           900         25,369
  Boole & Babbage, Inc.(a)                                 900         21,544
  Electro Rent Corporation (a)                           3,000         67,125
  Hummingbird Communications, Ltd. (a)                     400         10,725
  MAPICS, Inc. (a)                                       1,200         23,663
  New Dimension Software, Ltd. (a)                         200          6,694
  Orbotech, Ltd. (a)                                       600         21,769
  Platinum Software Corporation (a)                      2,000         48,813
  Renters Choice, Inc. (a)                                 700         19,950
  Sterling Software, Inc. (a)                            1,000         29,563
  Stratus Computer, Inc. (a)                               400         10,125
  Symantec Corporation (a)                               1,000         26,063
                                                                    ---------
                                                                      311,403
CHEMICALS & ALLIED PRODUCTS (1.1%)
  Albemarle Corporation                                  2,000         44,125
  Gensia Sicor, Inc. (a)                                   900          3,572
  International Specialty Products, Inc. (a)             4,100         76,363
  LeaRonal, Inc.                                           200          4,775
  Methanex Corporation (a)                                 900          7,875
  The Dexter Corporation                                   200          6,363
  W.R. Grace & Company (a)                               1,400         23,888
                                                                    ---------
                                                                      166,961
COMMUNICATIONS (0.1%)
  Atlantic Tele-Network, Inc. (a)                          400          4,975
  Grupo Radio Centro S.A. de C.V.                          500          5,563
                                                                    ---------
                                                                       10,538


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----

COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (3.9%)
  Anchor Bancorp Wisconsin, Inc.                           200       $  7,856
  Coast Federal (a)                                        300          4,556
  CVB Financial Corporation                                  3             73
  Downey Financial                                       1,535         50,175
  First Republic Bank (a)                                  200          7,225
  First Union Corporation                                  410         23,857
  FirstFed Financial Corporation (a)                     1,200         62,400
  Flagstar Bancorp, Inc.                                   800         19,550
  GBC Bancorp                                            1,200         31,875
  MAF Bancorp, Inc.                                        850         31,131
  NBT Bancorp, Inc.                                        300          7,631
  PFF Bancorp, Inc. (a)                                    800         14,925
  Republic Bancorp, Inc.                                 1,700         32,194
  Riggs National Corporation                             1,800         52,594
  Sterling Bancorp                                       1,400         36,400
  T R Financial Corporation                              3,100        129,716
  The Trust Company of New Jersey                          400         10,813
  Webster Financial Corporation                          2,000         66,500
                                                                    ---------
                                                                      589,471
EATING & DRINKING PLACES (1.3%)
  Bob Evans Farms, Inc.                                    300          6,338
  Brinker International, Inc. (a)                          500          9,625
  Foodmaker, Inc.(a)                                     3,500         59,063
  Ruby Tuesday, Inc.                                     1,800         27,900
  Showbiz Pizza Time, Inc. (a)                           2,000         80,625
                                                                    ---------
                                                                      183,551
ELECTRIC GAS & SANITARY SERVICES (3.9%)
  BEC Energy                                             1,300         53,950
  El Paso Electric Company (a)                           6,400         58,800
  Energen Corporation                                    1,700         34,212
  Hawaiian Electric Industries, Inc.                       600         23,813
  Laidlaw Environmental Services, Inc.                   6,800         24,650
  MDU Resources Group, Inc.                              1,000         35,688
  MidAmerican Energy Holdings Company                    2,400         51,900
  Minnesota Power & Light Company                        1,400         55,650
  NICOR, Inc.                                              500         20,063
  ONEOK, Inc.                                              600         23,925
  Orange and Rockland Utilities, Inc.                      500         26,844
  Public Service Company of New Mexico                     300          6,806
  Rochester Gas and Electric Corporation                 1,800         57,488
  Sierra Pacific Resources                                 900         32,681
  Southwest Gas Corporation                              1,600         39,100
  TNP Enterprises, Inc.                                    500         15,438
  UtiliCorp United, Inc.                                   600         22,613
                                                                    ---------
                                                                      583,621
ELECTRICAL & ELECTRONIC EQUIPMENT (3.6%)
  Aeroquip-Vickers, Inc.                                   700         40,863
  Bairnco Corporation                                    1,000          9,000
  Bel Fuse, Inc. (a)                                       600         13,538
  C&D Technologies, Inc.                                   400         23,200
  CTS Corporation                                        1,500         44,250
  Genlyte Group, Inc. (a)                                2,700         71,972


                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

ELECTRICAL & ELECTRONIC EQUIP. (3.6%) (CONTINUED)
  Kuhlman Corporation                                    1,400      $  55,388
  Moog, Inc.                                               500         19,093
  Powell Industries, Inc. (a)                              300          3,675
  QLogic Corporation (a)                                   300         10,697
  Tadiran, Ltd.                                            800         26,500
  Technitrol, Inc.                                       2,800        111,825
  Thomas Industries, Inc.                                2,150         52,541
  Triumph Group, Inc. (a)                                  700         29,400
  Windemere-Durable Holdings, Inc.                         300         10,744
                                                                    ---------
                                                                      522,686
ENGINEERING & MANAGEMENT SERVICES (0.0%)
  Jacobs Engineering Groups, Inc. (a)                      200          6,425

FABRICATED METAL PRODUCTS (1.2%)
  AptarGroup, Inc.                                         400         24,875
  Ball Corporation                                       1,100         44,206
  Mark IV Industries, Inc.                                 700         15,138
  MascoTech, Inc.                                          700         16,800
  NCI Building Systems, Inc. (a)                           400         23,075
  Tower Automotive, Inc. (a)                               600         25,725
  United Dominion Industries Ltd.                          800         26,700
                                                                    ---------
                                                                      176,519
FOOD & KINDRED PRODUCTS (1.0%)
  Adolph Coors Company                                   1,100         37,538
  Canandaigua Brands, Inc. (a)                           1,100         54,106
  Imperial Holly Corporation                                 1              6
  Smithfield Foods, Inc. (a)                               200          6,063
  The Earthgrains Company                                1,000         55,875
                                                                    ---------
                                                                      153,588
FURNITURE & FIXTURES (1.1%)
  Ethan Allen Interiors, Inc.                            1,000         49,938
  Furniture Brands International, Inc. (a)               2,400         67,350
  Knoll, Inc. (a)                                          800         23,600
  La-Z-Boy, Inc.                                           400         22,600
                                                                    ---------
                                                                      163,488
FURNITURE & HOMEFURNISHINGS STORES (1.1%)
  Inacom Corporation (a)                                   600         19,050
  Musicland Stores Corporation (a)                       2,700         37,800
  The Maxim Group, Inc. (a)                                400          7,950
  Trans World Entertainment Corporation (a)              2,400        103,050
                                                                    ---------
                                                                      167,850
GENERAL BUILDING CONTRATORS (3.4%)
  American Homestar Corporation (a)                      1,600         38,350
  Centex Corporation                                     2,200         83,050
  Crossmann Communities, Inc. (a)                          500         15,203
  D.R. Horton, Inc.                                      1,700         35,488
  Del Webb Corporation                                     600         15,563
  Kaufman & Broad Home Corporation                       1,300         41,275
  Lennar Corporation                                     1,879         55,431
  M.D.C. Holdings, Inc.                                    400          7,900
  McGrath Rentcorp                                       1,100         23,719
  Pulte Corporation                                      1,200         35,850


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

GENERAL BUILDING CONTRATORS (3.4%) (CONTINUED)
  Standard-Pacific Corporation                           2,700      $  55,688
  The Ryland Group, Inc.                                   500         13,125
  Toll Brothers, Inc. (a)                                1,500         43,031
  U.S. Home Corporation (a)                                900         37,125
                                                                    ---------
                                                                      500,798
GENERAL MERCHANDISE STORES (0.8%)
  Ames Department Stores, Inc. (a)                       3,500         92,203
  ShopKo Stores, Inc. (a)                                  300         10,200
  The Neiman Marcus Group, Inc. (a)                        300         13,032
                                                                    ---------
                                                                      115,435
HEALTH SERVICES (1.2%)
  Beverly Enterprises, Inc. (a)                            900         12,431
  Hooper Holmes, Inc.                                    1,000         21,000
  Integrated Health Services, Inc.                       1,422         53,325
  NovaCare, Inc. (a)                                     2,300         27,025
  Sun Healthcare Group, Inc.                             1,800         26,325
  Universal Health Services, Inc.                          500         29,188
                                                                    ---------
                                                                      169,294
HEAVY CONSTRUCTON, EXCEPT BUILDINGS (0.1%)
  Morrison Knudsen Corporation (a)                       1,500         21,094

HOLDING & OTHER INVESTMENT OFFICES (3.5%)
  American General Hospitality Corporation               1,100         23,375
  Apartment Investment & Management Company                800         31,600
  Bradley Real Estate, Inc.                              1,200         25,350
  CBL & Associates Properties, Inc.                      1,100         26,675
  Criimi Mae, Inc.                                       2,700         37,463
  Elron Electronic Industies, Ltd.                       2,100         36,816
  Equity Inns, Inc.                                      3,400         44,838
  Essex Property Trust, Inc.                               900         27,900
  Felcor Suite Hotels, Inc.                              1,000         31,375
  General Growth Properties                                800         29,900
  Highwoods Properties, Inc.                               700         22,619
  Impac Mortgage Holdings, Inc.                            450          7,003
  Innkeepers USA Trust                                   1,100         13,888
  Kimco Realty Corporation                                 600         24,600
  Liberty Property Trust                                 1,000         25,563
  Manufactured Home Communities, Inc.                    1,300         31,363
  MGI Properties, Inc.                                     500         13,094
  PEC Israel Economic Corporation (a)                      800         19,100
  Prentiss Properties Trust                                300          7,294
  RFS Hotel Investors, Inc.                              1,900         36,100
  San Juan Basin Royalty Trust                           1,500         11,344
  Sunstone Hotel Investors, Inc.                           500          6,656
                                                                    ---------
                                                                      533,916
  HOTELS & OTHER LODGING PLACES (0.8%)
  Bristol Hotel Company (A)                              1,000         24,500
  Capstar Hotel Company (A)                                500         14,000
  Prime Hospitality Corporation (A)                      1,300         22,669
  Servico, Inc. (A)                                      1,500         22,500
  Sun International Hotels, Ltd. (A)                       600         27,300
                                                                    ---------
                                                                      110,969

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINERY & EQUIPMENT (4.7%)
  AGCO Corporation                                         400       $  8,225
  Ampco, Inc.                                            1,200         18,450
  Anixter International, Inc. (a)                          400          7,625
  Astec Industries, Inc. (a)                               400         13,650
  Chart Industries, Inc.                                   600         14,325
  Cincinnati Milacron, Inc.                              1,400         34,038
  DT Industries, Inc.                                      200          4,863
  Gardner Denver Machinery, Inc. (a)                     3,250         89,781
  Gleason Corporation                                    2,100         59,063
  Graco, Inc.                                              200          6,975
  Indigo N.V. (a)                                        1,000          5,969
  International Comfort Products Corporation (a)         1,300         15,763
  Kaydon Corporation                                     1,000         35,313
  Kennametal, Inc.                                         500         20,875
  Lincoln Electric Holdings                                200          4,425
  Lufkin Industries, Inc.                                  800         26,350
  Mestek, Inc. (a)                                         700         14,963
  Met-Pro Corporation                                      150          2,241
  Modine Manufacturing Company                             400         13,863
  MTI Technology Corporation (a)                           400          3,656
  Pentair, Inc.                                            200          8,500
  Robbins & Meyers, Inc.                                   600         17,438
  Schawk, Inc.                                           1,700         25,500
  SPS Technologies, Inc. (a)                             1,800        105,253
  Tecumseh Products Company                                300         15,834
  Terex Corporation (a)                                  2,100         59,850
  The Manitowoc Company, Inc.                            1,150         46,360
  The Rauma Group                                          100          2,075
  Twin Disc, Inc.                                          100          3,025
  Woodward Governor Company                                500         15,469
                                                                    ---------
                                                                      699,717
INSTRUMENTS & RELATED PRODUCTS (2.3%)
  Bacou USA, Inc. (a)                                    1,300         27,259
  Canadian Marconi Company                               1,000         12,938
  Esterline Technologies Corporation (a)                 2,800         57,575
  Fossil, Inc. (a)                                       1,850         46,134
  Mine Safety Appliances Company                           600         44,025
  MTS Systems Corporation                                1,600         25,750
  The Cooper Companies, Inc. (a)                         1,400         51,013
  The L.S. Starrett Company                                200          7,900
  VISX, Inc. (a)                                         1,100         65,725
                                                                    ---------
                                                                      338,319
INSURANCE CARRIERS (7.8%)
  Acceptance Insurance Companies, Inc.                   1,100         27,019
  Alfa Corporation                                       1,700         35,435
  American Annuity Group, Inc.                           2,920         70,263
  AmerUs Life Holdings, Inc.                               800         25,900
  Capital Re Corporation                                   700         50,138
  Chartwell Re Corporation                                 100          2,944
  Citizens Corporation                                   1,000         31,313
  Delphi Financial Group, Inc. (a)                       1,024         57,664
  Enhance Financial Services Group, Inc.                 2,200         74,250
  Everest Reinsurance Holdings, Inc.                     1,100         42,281
  FBL Financial Group, Inc.                              1,700         43,563
  Fidelity National Financial, Inc.                      1,140         45,387
  Financial Security Assurance Holding                     600         35,250
  Foremost Corp of America                               1,100         26,538
  Fremont General Corporation                            1,300         70,444


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (7.8%) (CONTINUED)
  Land America Financial Group, Inc.                       600      $  34,350
  Liberty Financial Companies, Inc.                      2,300         79,350
  Life Re Corporation                                      700         57,400
  Medical Assurance, Inc. (a)                              630         17,483
  NAC Re Corporation                                       200         10,675
  National Western Life Insurance Company (a)              200         24,463
  Nationwide Financial Services, Inc.                      700         35,700
  Nymagic, Inc.                                            200          5,475
  Orion Capital Corporation                                600         33,525
  Presidential Life Corporation                          1,700         36,444
  Reliance Group Holdings, Inc.                          1,500         26,250
  Renaissance Re Holdings, Ltd.                            500         23,156
  RLI Corporation                                          250         10,172
  State Auto Financial Corporation                         200          6,388
  The First American Financial Corporation                 600         54,000
  Triad Guaranty, Inc. (a)                               1,400         48,300
  United Wisconsin Services, Inc.                          400         11,350
  Vesta Insurance Group, Inc.                              600         12,788
                                                                    ---------
                                                                    1,165,658
LEATHER & LEATHER PRODUCTS (0.8%)
  Genesco, Inc. (a)                                      4,000         65,250
  The Timberland Company (a)                               400         28,775
  Weyco Group, Inc.                                        600         16,313
                                                                    ---------
                                                                      110,338
LOCAL & INTERURBAN PASSENGER TRANSIT (0.1%)
  Greyhound Lines, Inc. (a)                              1,500          9,094

LUMBER & WOOD PRODUCTS (0.4%)
  MacMillan Bloedel, Ltd.                                  800          8,575
  Premdor ,Inc. (a)                                        500          4,969
  TJ International, Inc.                                 1,600         48,100
                                                                    ---------
                                                                       61,644
METAL MINING (0.1%)
  Anglogold Limited                                        480          9,739

MISCELLANEOUS MANUFACTURING INDUSTRIES (1.2%)
  Hexcel Corporation (a)                                 1,000         22,625
  NACCO Industries, Inc.                                   200         25,850
  Oneida, Ltd.                                           1,650         50,531
  Radica Games, Ltd. (a)                                   900         15,188
  Russ Berrie and Company, Inc.                          1,800         45,000
  Valmet Oyj                                               100          3,488
  Velcro Industries N.V.                                   100         13,975
                                                                    ---------
                                                                      176,657

MISCELLANEOUS - RETAIL (0.9%)
  Fingerhut Companies, Inc.                              2,000         66,000
  Garden Ridge Corporation (a)                             400          7,788
  Michaels Stores, Inc. (a)                                400         14,113
  Zale Corporation                                       1,200         38,175
                                                                    ---------
                                                                      126,076

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

MOTION PICTURES (0.1%)
  Avid Technology, Inc. (a)                                500      $  16,766

NONDEPOSITORY INSTITUTIONS (1.9%)
  AmeriCredit Corporation (a)                              600         21,413
  ContiFinancial Corporation (a)                           500         11,563
  Doral Financial Corporation                            4,000         69,500
  Fund American Enterprises Holdings, Inc.                 300         44,400
  IMC Mortgage Company (a)                               1,200         12,638
  Indymac Mortgage Holdings, Inc.                        1,000         22,750
  Resource Bancshares Mortgage Group, Inc.               3,600         66,825
  Xtra Corporation                                         500         30,250
                                                                    ---------
                                                                      279,339
NONMETALLIC MINERALS, EXCEPT FUELS (0.2%)
  Florida Rock Industries,                               1,200         35,025

OIL & GAS EXTRACTION (2.2%)
  Atwood Oceanics, Inc. (a)                                100          3,981
  Cliffs Drilling Company (a)                            2,000         65,625
  Helmerich & Payne, Inc.                                  600         13,350
  Pool Energy Services Company (a)                         700         10,369
  RPC Energy Services, Inc.                              3,100         38,750
  Seacor Smit, Inc. (a)                                    700         42,919
  Tuboscope, Inc. (a)                                      600         11,850
  UTI Energy Corporation (a)                               900         11,588
  Veritas DGC, Inc. (a) (b)                              2,500        124,844
                                                                    ---------
                                                                      323,276
PAPER & ALLIED PRODUCTS (0.4%)
  Chesapeake Corporation                                   700         27,256
  Domtar, Inc.                                             500          3,375
  Wausau-Mosinee Paper Corporation                       1,329         30,390
                                                                    ---------
                                                                       61,021
PETROLEUM & COAL PRODUCTS (0.2%)
  FINA, Inc.                                               500         32,500

PRIMARY METAL INDUSTRIES (4.8%)
  AFC Cable Systems, Inc. (a)                            1,200         42,750
  AK Steel Holding Corporation                           1,200         21,450
  Alumax, Inc. (a)                                         261         12,104
  Armco, Inc. (a)                                        4,200         26,775
  Bethlehem Steel Corporation (a)                        4,000         49,750
  Carpenter Technology Corporation                         400         20,100
  Curtiss-Wright Corporation                               800         31,350
  Encore Wire Corporation (a)                            3,075         49,777
  Intermet Corporation                                   2,800         50,925
  Maverick Tube Corporation (a)                            500          5,781
  Mueller Industries, Inc. (a)                           3,500        129,938
  NS Group, Inc. (a)                                       500          5,063
  Precision Castparts Corporation                          100          5,338
  RMI Titanium Company (a)                               1,400         31,850
  Roanoke Electric Steel Corporation                     1,350         25,228
  Superior TeleCom, Inc.                                   500         20,813
  Texas Industries, Inc.                                 1,100         58,300
  The LTV Corporation                                      500          4,781
  Tredegar Industries, Inc. (a)                          1,550        131,556
                                                                    ---------
                                                                      723,629


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

PRINTING & PUBLISHING (1.3%)
  Banta Corporation                                      1,200      $  36,825
  Bowne & Company, Inc.                                  1,000         45,000
  Merrill Corporation                                    2,000         44,313
  Quebecor, Inc.                                         1,400         28,088
  World Color Press, Inc. (a)                              900         31,500
                                                                    ---------
                                                                      185,726
RAILROAD TRANSPORTATION (0.1%)
  Florida East Coast Inds.                                 400         11,700

REAL ESTATE (0.6%)
  Parkway Properties, Inc.                                 100          2,950
  Price Enterprises, Inc.                                3,000         55,313
  U.S. Restaurant Properties, Inc.                       1,100         29,769
                                                                    ---------
                                                                       88,032
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (1.1%)
  Premark International, Inc.                            1,500         48,375
  Spartech Corporation                                   2,400         51,450
  The Standard Products Company                          1,600         45,000
  The West Company, Inc.                                   500         14,157
                                                                    ---------
                                                                      158,982
SECURITY & COMMODITY BROKERS (1.4%)
  Everen Capital Corporation                               400         11,200
  Jefferies Group, Inc. (a)                              2,600        106,600
  McDoanld & Company Investments, Inc.                   1,200         39,375
  Morgan Keegan, Inc.                                    1,000         25,875
  Raymond James Financial, Inc.                            900         26,944
                                                                    ---------
                                                                      209,994
SPECIAL TRADE CONTRACTORS (0.1%)
  Dycom Industries, Inc. (a)                               300         10,125

STONE, CLAY & GLASS PRODUCTS (2.3%)
  Centex Construction Products, Inc.                     2,600        100,100
  Lone Star Industries                                   1,600        123,300
  Southdown, Inc.                                        1,700        121,338
                                                                    ---------
                                                                      344,738
TEXTILE MILL PRODUCTS (1.1%)
  Burlington Industries, Inc. (a)                        1,800         25,313
  Chemfab Corporation (a)                                  900         18,731
  Interface, Inc.                                        3,400         68,638
  Mohawk Industries, Inc. (a)                              950         30,103
  Shaw Industries, Inc.                                    900         15,863
                                                                    ---------
                                                                      158,648
TRANSPORTATION BY AIR (2.6%)
  Airborne Freight Corporation                           1,700         59,394
  Alaska Airgroup, Inc. (a)                              1,300         70,932
  America West Holdings Corporation (a)                  1,700         48,556
  Comair Holdings, Inc.                                  2,100         64,772
  Mesaba Holdings, Inc.                                  1,800         41,513
  Midwest Express Holdings, Inc. (a)                       150          5,428
  SkyWest, Inc.                                          3,200         89,600
                                                                    ---------
                                                                      380,195

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

TRANSPORTATION EQUIPMENT (4.0%)
  A.O. Smith Corporation                                   500      $  25,844
  AAR Corporation                                          600         17,738
  Arvin Industries, Inc.                                 1,400         50,838
  Avondale Industries, Inc. (a)                          2,600         71,906
  Coachmen Industries, Inc.                              1,200         31,350
  Cordant Technologies, Inc.                             1,000         46,125
  Fleetwood Enterprises, Inc.                              900         36,000
  MotivePower Industries, Inc. (a)                       2,200         53,900
  Navistar International (a)                             1,600         46,200
  Sequa Corporation (a)                                  1,300         86,775
  SPX Corporation                                          400         25,750
  Superior Industries International                      1,000         28,188
  The Fairchild Corporation (a)                          1,100         22,206
  Thor Industires, Inc.                                    400         11,075
  TransTechnology Corporation                              600         15,413
  Varlen Corporation                                     1,000         34,625
                                                                    ---------
                                                                      603,933
TRANSPORTATION SERVICES (0.1%)
  GATX Corporation                                         300         13,163

TRUCKING & WAREHOUSING (1.6%)
  B. Hunt Transport Services, Inc.                       1,700         60,669
  M.S. Carriers, Inc. (a)                                2,000         54,125
  Roadway Express, Inc.                                    400          7,525
  U.S. Freightways Corporation                           2,200         72,256
  Werner Enterprises, Inc.                               2,125         40,508
                                                                    ---------
                                                                      235,083
WATER TRANSPORTATION (0.6%)
  Alexander & Baldwin, Inc.                              1,500         43,593
  Sea Containers, Ltd.                                   1,100         42,075
  Stolt-Nielsen S.A.                                       100          1,713
                                                                    ---------
                                                                       87,381
WHOLESALE TRADE - DURABLE GOODS (2.6%)
  Aviall, Inc. (a)                                         700          9,581
  Barnes Group, Inc.                                     2,300         62,244
  Borg-Warner Automotive, Inc.                             300         14,419
  CHS Electronics, Inc. (a)                                800         14,250
  Exide Corporation                                      1,300         21,856
  Hughes Supply, Inc.                                      200          7,325
  Insight Enterprises, Inc. (a)                          1,500         59,906
  Reliance Steel & Aluminum Company                      1,750         67,594
  Simpson Manufacturing Company (a)                        400         15,450
  Specialty Equipment Companies, Inc. (a)                  500         11,344
  Thermo Ecotek Corporation (a)                            800         12,500
  United Industrial Corporation                            500          6,500
  VWR Scientific Products Corporation (a)                  300          7,397
  Wynn's International, Inc.                             3,543         68,203
                                                                    ---------
                                                                      378,569


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

WHOLESALE TRADE - NONDURABLE GOODS (1.6%)
  Burlington Coat Factory Warehouse                        960      $  21,600
  Handleman Company (a)                                  1,200         13,800
  Myers Industires, Inc.                                 1,500         36,000
  United Stationers, Inc. (a)                            1,600        103,700
  Universal Corporation (a)                              1,500         56,063
                                                                    ---------
                                                                      231,163
                                                                    ---------

TOTAL COMMON STOCK (Cost $9,996,078)                             $ 12,342,752

PREFERRED STOCKS (0.0%)

UNITED STATES (0.0%)
  Kimco Realty Corporation, 7.50%,
  due, 12/31/2049                                          216          5,860
                                                                    ---------
TOTAL PREFERRED STOCKS (Cost $5,679)                                    5,860


                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       ------        -----

SHORT-TERM SECURITIES (15.9%)

U.S. GOVERNMENT AGENCY (12.2%)
  Federal Home Loan Mortgage Corporation
    Discount Note, 5.44%, due 7/10/1998          $  1,800,000    $  1,797,552

U.S. GOVERNMENT OBLIGATIONS (0.7%)
  U.S. Treasury bill, 4.85%,                           100,000         99,704
  due 7/23/1998 (b)

REPURCHASE AGREEMENT (3.0%)
  State Street Bank, 4.25% due 7/1/1998
    (Dated 6/30/98, collateralized by U.S.
    Treasury Note, 7.875%, 11/15/2007, value
    $441,450)                                          433,043        433,043
                                                                   ----------


TOTAL SHORT-TERM SECURITIES (Cost $2,330,299)                       2,330,299
                                                                   ----------

TOTAL INVESTMENTS (100.0%) (Cost $12,332,056)                    $ 14,678,911
                                                                   ----------
                                                                   ----------

a.   Non-income producing

Other Information:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $13,633,615 and $13,923,846, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $2,346,785 of which $2,593,813 related to appreciated investment securities and $247,028 related to depreciated investment securities. The aggregate cost of securities is $12,332,126 for tax purposes.

SEE ACCOMPANYING NOTES.

                                The Legends Fund, Inc.

                            Notes to Financial Statements

                                    June 30, 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-end management investment company. As of June 30, 1998, the Fund has four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value (formerly known as Dreman Value and Zurich Kemper Value), Zweig Asset Allocation, and Zweig Equity (Small Cap). ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes shares of the Fund to a variable annuity separate account of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). Integrity Capital Advisors, Inc. ("Integrity Capital Advisors") (formerly known as ARM Capital Advisors, Inc.), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") effective February 1, 1996.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of Integrity Capital Advisors, Integrity, National Integrity, and ARM Securities. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At June 30, 1998, ARM had approximately $8.4 billion of assets under management.

On July 23, 1997, Integrity and National Integrity (collectively, the "Applicants") filed an application (amended on October 9, 1997) with the Securities and Exchange Commission (the "SEC") pursuant to Section 26(b) of the 1940 Act for an order to approve a substitution of certain portfolios of the Fund (the "Substitution"). The Substitution involved the transfer of assets from a portfolio within the Fund to a new portfolio of an insurance trust mutual fund ("New Portfolio") deemed to have (i) substantially similar investment strategies and (ii) historically stronger investment performance and/or lower expense ratios (after waivers and reimbursements).

                                The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Substitution was approved by the SEC on November 14, 1997, and was effected on that day. The former portfolios of the Fund affected by the Substitution and the New Portfolios which received the assets are as follows:


     Former Portfolio of Fund               New Portfolio
     ------------------------               -------------
     Renaissance Balanced                   Janus Aspen Series Balanced

     Nicholas-Applegate Balanced            Janus Aspen Series Balanced

     Pinnacle Fixed Income                  J.P. Morgan (formerly JPM Bond)

     ARM Capital Advisors Money Market      Janus Aspen Series Money Market

     Morgan Stanley Asian Growth            Morgan Stanley Asian Equity

     Morgan Stanley Worldwide High Income   Morgan Stanley Emerging Markets Debt


Shares of each former portfolio were redeemed in-kind and the redemption proceeds were used to purchase shares of the New Portfolio. The costs of the Substitution were borne by the Applicants, and no fees, transfer charges or sales charges to effect the Substitution were imposed on the Fund, its shareholders, or ultimately, the variable annuity contract holders. Prior to and immediately following the Substitution, the account values of the variable annuity contract holders were the same. In addition, the Substitution did not alter the tax or insurance benefits to contract holders or the contractual obligation of the Applicants.

BASIS OF PRESENTATION


The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

                                The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Short-term debt securities with remaining maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with remaining maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon and option contracts traded on a commodities exchange or board of trade are valued at the closing settlement price. Futures and option positions or any other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS


Securities transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Zweig Asset Allocation, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income tax is required.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

                                The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, passive foreign investment companies, capital losses, and losses deferred due to wash sales.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The face amount of the futures contracts shown in the Schedule of Investments reflects each contract's value at June 30, 1998.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk which arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Integrity Capital Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                The Legends Fund, Inc.

2.   Investment Advisory Agreements and Payments to Related Parties

Integrity Capital Advisors, the Fund's investment adviser, has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Integrity Capital Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers.

Listed below are management and sub-advisory fees payable as a percentage of average net assets:

                                                                  SUB-ADVISORY
                                                   MANAGEMENT FEE     FEE
     --------------------------------------------------------------------------
     Harris Bretall Sullivan & Smith Equity
       Growth                                           0.65%         0.40%
     Scudder Kemper Value                               0.65          0.40
     Zweig Asset Allocation                             0.90          0.65
     Zweig Equity (Small Cap)                           1.05          0.80


Amendments to the sub-advisory agreements were approved at a special meeting of shareholders held on October 30, 1997. As a result of the amendments, the management fees paid by the Fund to Integrity Capital Advisors remained unchanged and the sub-advisory fees paid by Integrity Capital Advisors to each of the Sub-Advisers of Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap), as a percentage of average net assets, were reduced effective October 31, 1997, by 0.10% to the fees shown above.


Under the Management Agreement, Integrity Capital Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Integrity Capital Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.5% of average net assets. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity (Small Cap) placed a portion of their transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $55,000 in the aggregate during the year ended June 30, 1998.

                                The Legends Fund, Inc.

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Certain officers and directors of the Fund are also officers of ARM, ARM Securities, Integrity Capital Advisors, Integrity, and National Integrity. The Fund does not pay any amounts to compensate these individuals.


3.   CAPITAL SHARES

At June 30, 1998, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At such date, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares each for Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap).

At June 30, 1998, Integrity, through its variable annuity Separate Account II, and National Integrity, through its variable annuity Separate Account II, were the record owners of all the outstanding shares of the Fund.

4.   SUBSEQUENT EVENT

On July 10, 1998, a Special Meeting of Shareholders of the Fund was held to consider: (1) approval of a new investment management agreement between the Fund and Integrity Capital Advisors; (2) approval of new subadvisory agreements pertaining to (a) Harris Bretall Sullivan and Smith Equity
Growth Portfolio, (b) Scudder Kemper Value Portfolio, (c) Zweig Asset Allocation Portfolio, and (d) Zweig Equity (Small Cap) Portfolio; and (3) approval of interim investment advisory agreements pertaining to (a) Harris Bretall Sullivan and Smith Equity Growth Portfolio, (b) Scudder Kemper Value Portfolio, (c) Zweig Asset Allocation Portfolio, and (d) Zweig Equity (Small
Cap) Portfolio. With respect to item (1), 6,806,221.482 shares voted for approval, 67,083.488 shares voted against approval, and 499,342.477 shares abstained. With respect to item (2)(a), 1,602,908.025 shares voted for approval, 9,942.933 shares voted against approval, and 171,452.143 shares abstained. With respect to item (2)(b), 1,924,209.620 shares voted for approval, 9,691.203 shares voted against approval, and 115,533.059 shares abstained. With respect to (2)(c), 2,544,605.829 shares voted for approval, 59,241.330 shares voted against approval, and 110,011.792 shares abstained. With respect to item (2)(d), 759,303.326 shares voted for approval, 3,356.386 shares voted against approval, and 62,391.800 shares abstained. With respect to item (3)(a), 1,614,127.405 shares voted for approval, 10,437.963 shares voted against approval, and 159,737.733 shares abstained. With respect to item (3)(b), 1,923,871.399 shares voted for approval, 12,073.474 shares voted against approval, and 113,489.009 shares abstained. With respect to item
(3)(c), 2,555,463.060 shares voted for approval, 40,690.083 shares voted against approval, and 117,705.807 shares abstained. With respect to item
(3)(d), 758,422.630 shares voted for approval, 3,356.386 shares voted against approval, and 63,272.496 shares abstained. Accordingly, all matters considered were approved.

                                The Legends Fund, Inc.

               HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

             Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500


                                       [CHART]


Harris Bretall Sullivan & Smith Equity Growth Portfolio S&P 500
12/14/92  "$10,000"   "$10,000"
Dec 92    "$10,050"   "$10,088"
Jun 93    "$ 9,710"   "$10,579"
Dec 93    "$10,050"   "$11,102"
Jun 94    "$ 9,360"   "$10,727"
Dec 94    "$10,460"   "$11,248"
Jun 95    "$12,850"   "$13,519"
Dec 95    "$13,771"   "$15,471"
Jun 96    "$14,597"   "$17,032"
Dec 96    "$15,692"   "$19,021"
Jun 97    "$19,010"   "$22,939"
Dec 97    "$21,149"   "$25,142"
Jun 98    "$24,544"   "$29,593"



-    Average annual total return since inception: 17.53%
-    Total return for the year ended June 30, 1998: 29.11%
- Performance relates to the Portfolio and does not reflect separate account variable annuity contracts.
-    Portfolio commenced operations on December 8, 1992.
-    Past performance is not predictive of future performance.

                                The Legends Fund, Inc.

         HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION Despite the market turmoil last Fall caused by the Asian economic crisis and many negative predictions by Wall Street analysts at the 1997 calendar year ended, shareholders of the Portfolio enjoyed another terrific return for the last 12 month period. For the year ended June 30, 1998, the Portfolio finished up 29.11%. Last year we stated our firm belief that the Dow Jones Industrial Average would surpass the 10,000 level by the end of the year 2000. While it is too early to declare victory, as of June 30, 1998, the Dow needs only to move up approximately 11% over the next 18 months for this forecast to prove correct.

Over the last few years, equity returns have been higher than average, economic growth has been consistently higher than expected, and inflation has been remarkably tame. Under these conditions, corporate profits have grown, fueling the stock market advance. Historically, conditions have rarely been better; unfortunately, human nature is such that good fortune typically leads individuals to wonder when it will end.

In April, we introduced the concept of "the Wall of Worry," which is comprised of events that could negatively impact the financial markets. Individual resolution of these events could provide the optimism, and subsequent buying power, necessary to propel stock prices higher. Today, the greatest concerns are the continuing economic weakness in Asia and corporate profits in the U.S. The troubles in Asia have been well publicized: historically weak yen, anemic economic growth, contracting industrial production, and significant weakness in Japan's financial institutions. With respect to U.S. corporate earnings, analysts' estimates of second quarter S&P 500 earnings have been cut from 12.9% to 5.7% year over year. These revisions reflect analysts' growing fear that a significant economic slowdown is coming.

We believe that the increasing pessimism concerning Asia and U.S. corporate earnings is overdone. While the Asian economies and financial markets are important to the U.S., the size and strength of U.S. economy is such that we feel a recession is not very likely. Federal Reserve Chairman Alan Greenspan hinted at this recently when he stated that inflation was a greater possibility than a recession. As evidence, over the last 9 months, with the Asian economies in turmoil, the U.S. economy has grown faster than expected. Also over the same time, U.S. corporate profit growth rate has dropped to a more modest level, but is still trending upward. The market has reacted with stock prices higher by approximately 30%. With improvements in these two fundamentals expected, we believe the market should continue to advance.

                                The Legends Fund, Inc.

         HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)


For the U.S. markets, these factors signal to us that stock prices today are attractive. We remain comfortable with the valuation of the market. The Asian crises, combined with the lack of current inflationary pressure, appear enough to prevent the Federal Reserve from pre-emptively raising interest rates. With low interest rates and inflation, we think the current price/earnings ratio seems appropriate. If earnings continue to grow, even at a relatively modest pace, we believe that stock prices will follow upward. Finally, the uncertainty in world markets continues to support the highest quality, consistent growth companies as among the most attractive stocks for investors - these are companies Harris Bretall seeks to own. In spite of, if not because of the uncertainties, we continue to be very excited by the prospects of the stock market going forward.

                                The Legends Fund, Inc.

                            SCUDDER KEMPER VALUE PORTFOLIO

              Comparison of the change in value of $10,000 invested in
                    Scudder Kemper Value Portfolio and the S&P 500



                                       [CHART]



Scudder Kemper Value Portfolio S&P 500
12/14/92 "$10,000"   "$10,000"
Dec 92   "$10,180"   "$10,088"
Jun 93   "$10,450"   "$10,579"
Dec 93   "$10,820"   "$11,102"
Jun 94   "$10,740"   "$10,727"
Dec 94   "$10,736"   "$11,248"
Jun 95   "$12,886"   "$13,519"
Dec 95   "$15,622"   "$15,471"
Jun 96   "$16,909"   "$17,032"
Dec 96   "$19,452"   "$19,021"
Jun 97   "$22,621"   "$22,939"
Dec 97   "$25,369"   "$25,142"
Jun 98   "$27,905"   "$29,593"


-    Average annual total return since inception: 20.34%
-    Total return for the fiscal year ended June 30, 1998: 23.36%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
-    Portfolio commenced operations on December 14, 1992.
-    Past performance is not predictive of future performance.

                                The Legends Fund, Inc.

                      SCUDDER KEMPER VALUE PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION The U.S. equity market, as measured by the S&P 500, enjoyed another strong year of returns, advancing approximately 30%. Positive economic fundamentals such as low inflation, favorable interest rates, strong employment, and improving consumer confidence have generated increased expectations on the part of the average domestic investor who continues to invest record amounts into equity mutual funds. Elsewhere, European economies and stock markets have performed well in the months leading up to the European Union as some of the more extreme economic inefficiencies have been reduced or eliminated. At this time, it is clear that investors are placing a great deal of confidence in the ability of the European Union to compete globally as many share prices have risen dramatically over the last several months.

Together, the strength of the U.S. and European economies has been sufficient to offset the weaknesses in the Asian region that first became evident a little over a year ago. Looking ahead, we believe that as long as Asian problems persist, there is little chance of inflation and interest rates moving meaningfully higher. However, we also expect that U.S. and European companies will increasingly find it more difficult to raise prices on many products and services, which will certainly make for a more challenging earnings environment.

S&P 500 earnings have come in at a lower level than the consensus estimate of a year ago; however, they have been in line with the lower estimates that emerged after the Asian problems surfaced in the fall of last year. Earnings for the S&P 500 came in at about 1% above year-ago levels, which were almost 3% below consensus forecasts. Indeed, 150 of the 500 companies in the S&P 500, or 37%, actually had lower earnings than a year ago and 100 companies, or 20%, experienced earnings declines in excess of 15%. Interestingly, economy sensitive, selected technology, capital goods and commodity-related companies have fared the worst on balance while consumer related and stable growth areas, which have benefited from the "benign deflation" and rising discretionary income, have done best. While macro economic statistics have been good, profit margins for economy sensitive industries have been under pressure. Consensus forecasts call for an improving earnings trend later in the year and a 7% increase in 1999.

Despite soft earnings, the Asian problems, and some global political uncertainties, liquidity from mutual funds investors, overseas investors, and perhaps some global asset allocation away from the trouble spots to the U.S. as a haven, were sufficient to propel the market higher. Underneath the strong returns of the capitalization-weighted S&P 500, particularly the largest "Nifty Fifty" stocks, a reasonable but less robust picture of the market is apparent. This phenomenon is basically reflected in the fact that the approximate 30% gain for the S&P 500 contrasts to a gain of 25% for an equal-weighted S&P 500, an unusually large 5% differential. This effect was particularly visible in the most recent quarter, when the S&P 500 was up 3% and the components on an equal-weighted basis were down 1.3%. In effect, the breadth of the market (advancing versus declining issues) has been in a downtrend since February. Selected market statistics illustrate this point. Coincidentally, within the S&P 500 only 41% of the stocks outperformed the index for the year.

                                The Legends Fund, Inc.

                      SCUDDER KEMPER VALUE PORTFOLIO (CONTINUED)

Over the last 12 months, fully 25% of all stocks have experienced negative returns and in the second quarter 57% of all stocks were actually down in price. In essence, the market has once again reverted to a two-tier market, a pattern that has been off and on over the last couple of years.

Our Portfolio continues to favor the financial, basic industry, energy, and consumer sectors. We continue to be light in the technology and utility sectors. While returns trailed the S&P 500, the Portfolio is in our judgement well positioned. We continue to experience better than market fundamentals and have a Portfolio that is selling at a discount price/earnings ratio with a well above market dividend yield. As the "Nifty Fifty" effect wanes we are confident of a resumption in relative performance.

                                The Legends Fund, Inc.

                                Portfolio Performance

                                    June 30, 1998


                           ZWEIG ASSET ALLOCATION PORTFOLIO


             Comparison of the change in value of $10,000 invested in the
                   Zweig Asset Allocation Portfolio and the S&P 500



                                       [CHART]



Zweig Asset Allocation Portfolio S&P 500
12/14/92    "$10,000"      "$10,000"
Dec 92      "$10,000"      "$10,088"
Jun 93      "$10,810"      "$10,579"
Dec 93      "$11,495"      "$11,102"
Jun 94      "$11,485"      "$10,727"
Dec 94      "$11,536"      "$11,248"
Jun 95      "$13,164"      "$13,519"
Dec 95      "$14,009"      "$15,471"
Jun 96      "$14,620"      "$17,032"
Dec 96      "$16,087"      "$19,021"
Jun 97      "$17,343"      "$22,939"
Dec 97      "$19,625"      "$25,142"
Jun 98      "$21,052"      "$29,593"


-    Average annual total return since inception: 14.37%
-    Total return for the year ended June 30, 1998: 21.38%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-    Portfolio commenced operations on December 14, 1992.
-    Past performance is not predictive of future performance.

                                The Legends Fund, Inc.

                                    June 30, 1998

                     ZWEIG ASSET ALLOCATION PORTFOLIO (CONTINUED)

SUBADVISER'S DISCUSSION For the year ended June 30, 1998, the Zweig Asset Allocation Portfolio returned 21.38%, compared to 30.14% returned by the S&P 500 Composite Stock Price Index ("S&P 500").

Fundamentals and relative value came to the fore in the second half of 1997, and the performance of our stock selection model improved. Our stock picking, which focuses on stocks selling at low prices relative to their growth characteristics, benefited in the second half of 1997 from exposure to utilities, airlines and brokerage stocks. We took full advantage of the improvement in stock selection as we raised market exposure consistently, entering 1998 100% invested. A slight uptick in interest rates in January, as well as concerns about potential deflation related to instability in the Asian markets and increased volatility, prompted us to decrease our exposure, ending the fiscal year 87% invested.

Though the Portfolio performed well most of the year, the last quarter of the fiscal year proved difficult. Our computer stock selection model screens a broad universe of 1,000 large company stocks for those that have a favorable combination of growth and value characteristics. While this approach has worked well over the long run, the environment during the last quarter was challenging for this methodology - particularly when the benchmark is the S&P
500. Our analysis shows that stocks on the smaller end of the large-cap spectrum have more favorable valuations than do very large company stocks.

The prevailing "size matters" sentiment has propelled financially strong companies with brand names, such as Coca-Cola, to sell at abnormally high price/earnings ratios, despite unremarkable growth rates. In contrast, companies with more attractive earnings growth are trading at much lower price/earnings ratios. Our discipline prevents us from ignoring traditional benchmarks of value. Moreover, we believe that investing solely on the basis of market capitalization is imprudent (market capitalization is calculated by multiplying the number of a company's outstanding shares by the price per share). We prefer to adhere to our proven process of choosing stocks with relatively strong fundamentals and attractive valuations.

Our overweightings in retail and automobile stocks advanced the Portfolio's performance significantly during the latter half of the year. Airline stocks also did well, benefiting from low oil prices, increased spending by consumers and pricing leverage - a key factor in an industry that is often plagued by price wars. The Portfolio's utilities and tobacco stocks dragged down returns during the second half, as did our energy holdings, which were the victims of the same low oil prices that boosted our airline and auto stocks. Our underweightings in consumer staples and pharmaceuticals (areas that have greatly benefited from investors' notion that bigger is better) also contributed to lower performance during the period. We declined to allocate more assets to these sectors because we do not believe their earnings trends justify excessive valuations.

                                The Legends Fund, Inc.

                                    June 30, 1998

                          ZWEIG EQUITY (SMALL CAP) PORTFOLIO


             Comparison of the change in value of $10,000 invested in the Zweig Equity (Small Cap) Portfolio and the Value Line Geometric Index



                                       [CHART]



Zweig Equity (Small Cap) Portfolio Value Line Geometric Index
12/14/92   "$10,000"   "$10,000"
Dec 92     "$10,000"   "$10,106"
Jun 93     "$10,110"   "$10,611"
Dec 93     "$10,864"   "$11,260"
Jun 94     "$10,763"   "$10,482"
Dec 94     "$10,797"   "$10,582"
Jun 95     "$11,881"   "$11,862"
Dec 95     "$13,076"   "$12,624"
Jun 96     "$14,102"   "$13,509"
Dec 96     "$15,500"   "$14,311"
Jun 97     "$16,975"   "$16,010"
Dec 97     "$19,388"   "$17,326"
Jun 98     "$21,359"   "$18,778"


-    Average annual total return since inception: 14.31%
-    Total return for the fiscal year ended June 30, 1998: 23.72%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-    Portfolio commenced operations on December 14, 1992.
-    Past performance is not predictive of future performance.

                                The Legends Fund, Inc.

                                    June 30, 1998



                    ZWEIG EQUITY (SMALL CAP) PORTFOLIO (CONTINUED)


SUBADVISER'S DISCUSSION
For the year ended June 30, 1998, the Zweig (Small Cap) Portfolio returned 23.72%, significantly outperforming the 16.5% returned by the Russell 2000 index.

Our stock selection was strong throughout the year. We steadily increased our exposure in the first half, ultimately ending 1997 100% invested amid a favorable low inflation and low interest rate environment. We gradually reduced our exposure in the second half of the fiscal year, finishing the period 84% invested. A slight uptick in interest rates, as well as concerns about the effect of the Asian crisis and increased volatility, accounted for the reduction in exposure.

Small cap stocks experienced greater volatility in the second half of the fiscal year as the strong U.S. economy began to show signs of weakening. Though we continue to enjoy low interest rates and low inflation, many companies reported lower earnings in the fourth quarter, indicating a slowing of the economy. Small cap stocks tend to be more sharply affected by the business cycle because they lack the stability and financial resources that cushion large companies during economic downturns.

Our focus on stocks with low price/earnings ratios enabled us to outperform many of our peers and do so with less volatility. Our holdings in the financial and capital goods sectors during the first half of the year proved most rewarding. Consumer cyclicals and retail chains produced strong returns in the second half, benefiting from low unemployment and slight wage inflation, which resulted in consumers spending more on discretionary items like cars and clothes. Financial stocks also performed well, aided by consolidation, good valuations and a continued demand for financial services.